Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Accrued liabilities	$ 987	$ 387
Stock-based compensation	740	196
163(j) Interest expense limitation	780	354
Net operating loss carryforwards	27,339	14,718
Other	836	212
Total deferred income tax assets	30,682	15,867
Valuation allowance	(30,682)	(15,818)
Deferred tax liabilities	0	(49)
Net deferred tax asset (liability)	$ 0	$ 0